UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 7, 2023

HALL OF FAME RESORT & ENTERTAINMENT COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-38363	84-3235695
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2014 Champions Gateway

Canton, OH 44708

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (330) 754-3427

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	HOFV	Nasdaq Capital Market
Warrants to purchase 0.064578 shares of Common Stock	HOFVW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Jerome Bettis as a Class A Director

Effective as of June 8, 2023, the Board of Directors (the “Board”) of the Hall of Fame Resort & Entertainment Company (the “Company”) appointed Mr. Jerome Bettis as a Class A director to fill a vacancy. As a Class A director, Mr. Bettis’ initial term expires at the 2024 Annual Meeting of Stockholders. The Board determined that Mr. Bettis qualifies as an independent director in accordance with the Nasdaq listing rules. Mr. Bettis’ compensation as a director will be consistent with the compensation policies applicable to the Company’s other independent directors, as described in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 25, 2023 (the “2023 Proxy Statement”). Mr. Bettis is a member of the Pro Football Hall of Fame Class of 2015.

A copy of the press release announcing Mr. Bettis’ appointment is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Amended 2020 Omnibus Incentive Plan

At the Annual Meeting of Stockholders of the Company held on June 7, 2023 (the “2023 Annual Meeting”), the Company’s stockholders approved an amendment to the Hall of Fame Resort & Entertainment Company Amended 2020 Omnibus Incentive Plan (the “Amended 2020 Omnibus Incentive Plan”) to increase by 275,000 the number of shares of common stock, par value $0.0001 per share (“Common Stock”), of the Company that will be available for issuance under the Amended 2020 Omnibus Incentive Plan.

A description of the Amended 2020 Omnibus Incentive Plan and related matters was set forth in the Company’s 2023 Proxy Statement and is qualified in its entirety by reference to the full text of the Amended 2020 Omnibus Incentive Plan, a copy of which is being filed as Exhibit 10.01 to this Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the 2023 Annual Meeting, the Company’s stockholders voted on five proposals as set forth below, all of which are described in detail in the Company’s 2023 Proxy Statement. The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below.

1.	The individuals listed below were elected at the 2023 Annual Meeting to serve as Class C directors for three-year terms expiring upon the 2026 Annual Meeting of Stockholders and the election and qualification of their respective successors.

	For	Against	Abstentions	Broker Non-Votes
Anthony J. Buzzelli	2,166,286	76,416	30,602	1,454,049
Michael Crawford	2,193,549	69,789	9,966	1,454,049
James J. Dolan	2,173,234	73,935	26,135	1,454,049
Kimberly K. Schaefer	2,137,787	112,840	22,677	1,454,049

2.	A proposal to approve an amendment to our Amended 2020 Omnibus Incentive Plan to increase by 275,000 the number of shares of Common Stock of the Company that will be available for issuance under the Amended 2020 Omnibus Incentive Plan was approved.

For	Against	Abstentions	Broker Non-Votes
2,035,240	180,717	57,347	1,454,049

3.	A proposal to approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of additional shares of Common Stock issuable upon the conversion of certain convertible debt and the exercise of certain warrants was approved.

For	Against	Abstentions	Broker Non-Votes
2,063,209	154,070	56,025	1,454,049

4.	A proposal to approve, for purposes of complying with Nasdaq Listing Rule 5635(c), the issuance to an entity wholly owned by a director of additional shares of Common Stock issuable upon the conversion of certain convertible debt and the exercise of certain warrants was approved.

For	Against	Abstentions	Broker Non-Votes
2,045,002	167,646	60,656	1,454,049

5.	A proposal to ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023, was approved. There were no broker non-votes on this matter.

For	Against	Abstentions
3,560,671	107,080	59,602

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document
10.1	Hall of Fame Resort & Entertainment Company Amended 2020 Omnibus Incentive Plan
99.1	Press Release Dated June 12, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALL OF FAME RESORT & ENTERTAINMENT COMPANY

	By:	/s/ Michael Crawford
		Name:	Michael Crawford
		Title:	President and Chief Executive Officer

Dated: June 12, 2023

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